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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  (Date of earliest event reported)             October 24, 2001
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                           Rhythms NetConnections Inc.

               (Exact name of Registrant as specified in charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


         000-25685                                       33-0747515

 (Commission File Number)                     (IRS Employee Identification No.)

9100 East Mineral Circle, Englewood, Colorado                          80112

(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code      (303) 876-6500


                                 Not Applicable

         (Former name or former address, if changed since last report)


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Item 5.           OTHER EVENTS.

On August 1, 2001 (the "COMMENCEMENT DATE"), Rhythms NetConnections Inc. (the "COMPANY") and certain of its wholly owned subsidiaries commenced voluntary bankruptcy cases (the "CASES") under Chapter 11 of Title 11 of the U.S. Code in the U.S. Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT") (the "BANKRUPTCY CASE").

      On or about August 15, 2001, the Company submitted to the Securities and Exchange Commission (the "COMMISSION") a written request for permission to file monthly operating reports, which it is required to file with the U.S. Bankruptcy Trustee and the Bankruptcy Court in connection with the Bankruptcy Case (the "MONTHLY REPORTS"), during the pendency of the Bankruptcy Case in lieu of the reports it would otherwise file ("1934 ACT REPORTS"), as required by the Securities Exchange Act of 1934 ("1934 ACT"). The Monthly Reports provide an ongoing record of assets and liabilities of the Company's estate, along with a record of cash receipts and disbursements.

      On October 23, 2001, the Company filed its August 2001 Monthly Report under Current Report on Form 8-K. On November 5, 2001, the Company submitted a supplemental letter to the Commission, updating the Commission on events at the Company since August 15, 2001.

      In the months prior to filing the Bankruptcy Case, the Company significantly downsized its operations and significantly reduced its workforce, management and administrative staff. Because of the Company's lack of resources, in terms of both the lack of personnel available to assemble the data to be included in, review, finalize and file the Company's 1934 Act Reports, as well as the cost of preparing such 1934 Act Reports, the devotion by the Company of substantially all of its accounting and finance resources to the preparation and filing of the Bankruptcy Case, and the ongoing demands on the time of the remaining accounting and finance personnel following the Commencement Date and post-petition reductions in work force, the Company does not have, and will not have, the resources necessary to assemble the data to be included in, review, finalize and file its 1934 Act Reports going forward.

      The Company's Monthly Report for the month of September 2001, which the Company filed with the U.S. Bankruptcy Trustee and the Bankruptcy Court on October 24, 2001, is attached hereto as an exhibit.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)   FINANCIAL STATEMENTS.

      Not applicable.

(b)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(c)   EXHIBITS.

             Exhibit
             Number                         Description
           ------------   ------------------------------------------------
           19.1           Monthly Bankruptcy Report for the month of
                          September 2001.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Rhythms NetConnections Inc.
                                    (Registrant)



Date:  November 7, 2001             /s/  J. W. Braukman, III
                                    ------------------------
                                    By:    J. W. Braukman, III
                                    Title: Chief Financial Officer